SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 15, 2004

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
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             (Exact name of registrant as specified by its charter)



     Delaware                       33-24483-NY                  11-2914841
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(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)



           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
                  7537 Leesburg Pike #200 Falls Church, VA 22043
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                    (Address of principal executive offices)

                                  1-877-723-6315
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                          Registrant's Telephone Number


           ----------------------------------------------------------
          (Former Name or Former Address If Changed Since Last Report)

Item 5. Other Events.

The Company after receiving an invitation to meet with the Government of Algeria is now seeking an export license from the United States Department of Commerce for the sale and shipment of systems to the Minister of Environment for Algeria. The final contract is subject to Life Energy and Technology Holdings obtaining the above licenses.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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10.1     *     Statement  of  Unaminous  Written  Consent  in Liew of the Annual
               Meeting of the  Directors of Life Energy &  Technology  Holdings,
               Inc. Dated June 15, 2004.

10.2     *     Letter RE: Joint Venture Proposal  Dated May 31,2004.

*    Filed herewith.

Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                                   Registrant


Dated: June 15, 2004



By: /s/ Christopher McCormack
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Christopher McCormack, President and CEO